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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002



                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              ---------------------


           Delaware                       001-01011               050494040
           --------                       ---------               ---------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)




                One CVS Drive
          Woonsocket, Rhode Island                              02895
          ------------------------                              -----
  (Address of principal executive offices)                   (Zip Code)



                                 (401) 765-1500
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)





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Item 7. Financial Statements and Exhibits

(c)     Exhibits

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


Item 9. Regulation FD Disclosure

CVS Corporation announces its Chief Executive Officer and Chief Financial Officer have certified the company's periodic reports in accordance with the recently issued administrative order of the Securities Exchange Commission requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Copies of these certifications are being filed as exhibit hereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CVS CORPORATION

                                            By: /s/ David B. Rickard
                                                ---------------------
                                                David B. Rickard
                                                Executive Vice President,
                                                Chief Financial Officer and
                                                Chief Administrative Officer

                                                Dated:  August 9, 2002



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